UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 11, 2007

DIGITAL VIDEO SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-28472	77-0333728
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

357 Castro Street, Suite 5
Mountain View, California 94041
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 938-8815

N/A
(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ]    Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Effective April 11, 2007, the Registrant accepted the resignations of John Fuller and Jeff Bumb, respectively, as directors. Mr. Fuller and Mr. Bumb each resigned for personal reasons and to pursue other business opportunities.

The Registrant has entered into an Indemnification Agreement with each of its directors and executive officers, a copy of which is attached as an exhibit to this report.

Item 9.01	Financial Statement and Exhibits

Exhibit 10.1	Indemnification Agreement dated April 11, 2007.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be filed on its behalf by the undersigned, thereunto duly authorized.

DIGITAL VIDEO SYSTEMS, INC.

Date: April 16, 2007	By:	/s/ Mali Kuo
Mali Kuo
Chief Executive Officer